Morgan Stanley Active Assets California Tax Free Trust
                          Item 77(O) 10F-3 Transactions
                        July 1, 2004 - December 31, 2004



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 State  10/1/    -     $100.9          15,000    0.25%  2.14%    Banc    Bank
  of      04             1              ,000                      of      of
Califo                                                          Americ  Americ
 rnia,                        $6,000,                             a        a
2004-5                        000,000                           Securi
Revenu                                                           ties
   e                                                             LLC,
Antici                                                           A.G.
pation                                                          Edward
 Notes                                                           s &
                                                                Sons,
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Fideli
                                                                  ty
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Hender
                                                                 son
                                                                Capita
                                                                  l
                                                                Partne
                                                                  rs
                                                                 LLC,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                Redwoo
                                                                  d
                                                                Securi
                                                                 ties
                                                                Group,
                                                                 Inc.
                                                                Southw
                                                                 est
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Wells
                                                                Fargo
                                                                Instit
                                                                utiona
                                                                  l
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                 Inc,
                                                                 City
                                                                Nation
                                                                  al
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Robert
                                                                 s &
                                                                 Ryan
                                                                Invest
                                                                ments,
                                                                Inc.,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg
                                                                 LLC,
                                                                Zions
                                                                Bank,
                                                                Morgan
                                                                Stanle
                                                                y & Co
                                                                Incorp
                                                                orated
                                                                , CIBC
                                                                World
                                                                Market
                                                                  s
                                                                Corp.,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                  JP
                                                                Morgan
                                                                , M.R.
                                                                Beal &
                                                                Compan
                                                                y, RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.